Exhibit 99.1

ڏ 1 INVESTOR PRESENTATION AUGUST 2021 1liberty.com

TABLE OF CONTENTS ڏ 2 DESCRIPTION PAGE Table of Contents Safe Harbor Disclosure Company Overview Experienced Management Team Attractive Portfolio Fundamentals Portfolio Detail Diversified Portfolio Diversified Tenant Base Financial Summary Operational Metrics Steady Dividend Growth Oriented Balance Sheet Mortgage Debt Maturities Lease Maturity Profile Stable Occupancy Strong Rental Income Acquisition Track Record 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 DESCRIPTION PAGE 19 20 21 Re c e n t Ac quisi t i o ns Recent Dispositions Recent Mortgages Case Studies: Acquisition – Monroe, NC Acquisition – Ashland, VA Acquisition – Lowell, AR Disposition – West Hartford, CT Summary APPENDICES Top Tenant Profiles: Havertys Furniture FedEx LA Fitness Northern Tool & Equipment L3 Harris Technologies, Inc. GAAP Reconciliation to FFO & AFFO Non - GAAP Financial Measures 22 23 24 25 26 29 30 31 32 33 35 36

SAFE HARBOR ڏ 3 ڏ 3 This presentation contains certain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . We intend such forward - looking statements to be covered by the safe harbor provision for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions . Forward - looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “could,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions or variations thereof and include, without limitations, statements regarding our future estimated rental income, funds from operations, adjusted funds from operations and our dividend . You should not rely on forward - looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect our results of operations, financial condition, cash flows, performance or achievements . Currently, a significant risk and uncertainty we face is the adverse effect of the resurgence of the COVID - 19 pandemic, and the various governmental responses thereto, on our and our tenants’ financial condition, results of operations, cash flows and performance, and the pandemic’s impact on the real estate market, global economy and financial markets . The extent to which the resurgent pandemic impacts us, our tenants and the economy generally will depend on future developments, which continue to be uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others . Moreover, you should interpret many of the risks identified in this presentation, as well as the risks set forth in the reports we file with the Securities and Exchange Commission (the “SEC”), as being heightened as a result of the ongoing and numerous adverse impacts of the pandemic pandemic . Additional uncertainties, risks and factors which may cause actual results to differ materially from current expectations are contained in our SEC filings, and, in particular, the sections of our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” . Copies of the SEC filings may be obtained from us or the SEC . We do not undertake to publicly update or revise any forward - looking statements included in this presentation, whether as a result of new information, future events or otherwise .

COMPANY OVERVIEW ڏ 3 ڏ 4 Fundamentals – focused real estate company Disciplined track record over various economic cycles Active net lease strategy – continued emphasis on industrial properties Experienced management team Alignment of interests - significant insider ownership

EXPERIENCED MANAGEMENT TEAM Patrick J. Callan, Jr. President & CEO Chief Executive Officer since 2008, President since 2006, Director since 2002 Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio Lawrence G. Ricketts, Jr. COO & EVP Chief Operating Officer since 2008 and Executive Vice President since 2006 Over $2.5 billion of transaction experience in acquisitions, dispositions and financings David W. Kalish, CPA SVP & CFO Senior Vice President and Chief Financial Officer since 1990 Senior Vice President, Finance of BRT Apartments Corp. (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990 Matthew J. Gould Chairman Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011 Senior Vice President of BRT Apartments Corp. (NYSE: BRT) since 1993 and Director since 2004 Chairman of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012 Fredric H. Gould Vice Chairman Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013 Chairman of BRT Apartments Corp. (NYSE: BRT) from 1984 to April 2013 and Director since 1984 Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013 Director of EastGroup Properties, Inc. (NYSE: EGP) from 1998 to 2019 ڏ 5

Total Square Footage 10.7 M Number of Properties 122 Current Occupancy 96.7% Con t ract u a l Ren t a l inc o m e (2) $69.0 M Lease Term Remaining 6.0 Years ATTRACTIVE PORTFOLIO FUNDAMENTALS (1) (1) Information presented as of June 30, 2021, including three properties owned by unconsolidated joint ventures (2) Our contractual rental income represents, after giving effect to any abatements, concessions, deferrals or adjustments under leases in effect as of June 30, 2021, the base rent payable to us during the twelve months ending June 30, 2022, including our share of the rental income payable to our unconsolidated joint ventures, which is approximately $1.7 million. Excluded from 2021 contractual rental income is an aggregate of $3.1 million comprised of: (i) $1.3 million of estimated variable lease payments from The Vue, a multi - family complex which ground leases the underlying land from us and as to which there is uncertainty as to whether and when it will resume making rental payments and the scope thereof, (ii) $1.0 million of COVID - 19 rent deferral repayments accrued to rental income in 2020, of which $174,000 was paid by July 31, 2021 and (iii) approximately $703,000 of amortization of intangibles and approximately $55,000 of straight - line rent. Cosentino North America – Savannah, GA ڏ 6 FedEx Ground – Lowell, AR (Northwest Arkansas MSA)

PORTFOLIO DETAIL (1) Represents a property in Philadelphia, PA that was sold on July 1, 2021. See “ - Recent Dispositions” for additional information regarding the sale of this property. (2) The contractual rental income associated with the theater in Manahawkin, NJ is included (3) Though we have three theaters, one is part of a multi - tenant shopping center property in Manahawkin, NJ and is therefore excluded from this column (4) Other is comprised of a veterinary hospital, an office and a ground lease for an apartment complex Type of Property Number of Properties Contractual Rental Income % of Contractual Rental Income Industrial 47 $38,060,566 55.1% Retail – General 30 12,474,336 18.1 – Furniture 14 5,892,021 8.5 – Office Supply 5 2,085,526 3.0 – Supermarket (1) 1 Sold property July 1, 2021 Restaurants 17 3,647,196 5.3 Health & Fitness 3 3,238,489 4.7 Theater 2 (2) 1,975,556 (3) 2.9 Othe r (4) 3 1,669,921 2.4 122 $69,043,611 100.0% ڏ 7

Geographically diverse footprint Own 122 properties in 30 states Strong markets drive value Highest State Concentration by Contractual Rental Income State N u m b e r of Properties Contractual Ren tal Inco m e % Contractual Ren tal Inco m e South Carolina 7 $6,593,620 9.5% New York 8 6,447,513 9.3 Texas 7 5,386,226 7.8 New Jersey 5 4,911,124 7.1 Pennsylvania 12 4,886,619 7.1 39 $28,225,102 40.8% ڏ 8 DIVERSIFIED PORTFOLIO

DIVERSIFIED TENANT BASE Top Tenants Number of Locations Contractual Rental Income % of Contractual Rental Income Haverty Furniture Companies, Inc. (NYSE: HVT) 11 $ 4,842,847 7.0% FedEx (NYSE: FDX) 6 3,567,049 5.2 LA Fitness International, LLC 3 3,238,489 4.7 Northern Tool & Equipment 1 2,971,190 4.3 L3 Harris Technologies, Inc. (NYSE: LHX) 1 2,769,926 4.0 22 $17,389,501 25.2% ڏ 9

FINANCIAL SUMMARY M a r ket Cap (1) $636.6 M Sha r es Ou t s t a n d in g (1) 20.8 M I nsider Own e rshi p (2) 22.2% Current Annualized Dividend $1.80 D i v i d end Y ie ld (3) 5.9% (1) Market cap is calculated using the shares outstanding and the closing OLP stock price of $30.55 at August 11, 2021 (2) Calculated as of August 1, 2021 (3) Calculated using the closing OLP stock price of $30.55 at August 11, 2021 Applied Control Equipment – Denver, CO Campania International / U.S. Tape – Philadelphia, PA ڏ 10

◆ 11 OPERATIONAL METRICS (1)(2) $1. 2 8 $1. 0 5 $0. 8 8 $1. 3 3 $ 0 . 0 0 $ 0 . 4 0 $ 0 . 8 0 $ 1 . 2 0 $ 1 . 6 0 20 1 7 20 1 8 20 1 9 20 2 0 Historical Net Income Per Share $2. 0 9 $2. 1 3 $1. 9 8 $1. 9 0 $ 1 . 6 0 $ 1 . 8 0 $ 2 . 0 0 $ 2 . 2 0 20 1 7 20 1 8 20 1 9 20 2 0 Historical AFFO Per Share AFFO Payout (3) 2017 83% 2018 85% 2019 91% 2020 95% (1) For the years ended December 31 (2) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to AFFO per diluted share, may be found at the end of this presentation (3) Impacting the changes in the AFFO payout ratio are distributions of gains on property sales, which gains are excluded from the calculation of AFFO Six Months Ended June 30, 2021: NET INCOME – $1.26 AFFO – $0.96

◆ 12 STEADY DIVIDEND (1) $1.66 $1.74 $1.80 $1.80 $1.80 (3) $1 . 00 $1 . 20 $1 . 40 $1 . 60 $1 . 80 2016 2017 2018 (1) For the years ended December 31 (2) Calculated using the closing OLP stock price of $30.55 at August 11, 2021 (3) During 2020, approximately 18.75% of the dividend was paid in shares of our common stock 20 1 9 20 2 0 DIVIDEND PER SHARE Current Annualized Dividend: $1.80 / 5.9% (2)

◆ 13 GROWTH ORIENTED BALANCE SHEET AS AT JUNE 30, 2021 Gros s A ss e t s (1) $907.5 M T o t a l Deb t /Gross A ss e t s (2) 4 6 . 7 % Fixed Rate Debt 1 0 0 . 0% Deb t Ser v ic e Co v erage Ra t i o (3) 2.0 to 1.0 Fi x ed Charge Co v erage Ra t io (3) 3.7 to 1.0 A FFO Pa y out Ra t i o 9 3 . 8 % Liquidity available to acquire in excess of an estimated $150.0 million of properties as of August 11, 2021 $100.0 million available as of August 11, 2021 on Line of Credit, subject to borrowing base requirements (1) Gross assets represent total assets plus accumulated depreciation of $154.2 million (2) Total debt includes our share ( i.e. $11.2 million) of debt of our unconsolidated joint venture and excludes unamortized deferred financing costs (i.e . $3.6 million) (3) Calculated in accordance with the terms of our credit facility

◆ 14 MORTGAGE DEBT MATURITIES A S A T J U N E 30 , 2 0 2 1 (1) additional information regarding the sale of this property. Weighted average interest rate of 4.20% on fixed rate debt There is approximately $14.6 million ($0.70 per share) of scheduled amortization of mortgages for the twelve months ending June 30, 2022 $10.9 (2) $30.9 $42.3 $49.7 $ 1 3 . 3 $160.6 $0 2022 2023 2024 2025 2026 2027 & Beyond (1) Includes our share (i.e. $11.2 million) of the mortgage debt of our unconsolidated joint venture (2) The Company paid off $3.5 million of this balance in July 2021 in connection with the sale of its Philadelphia, PA property. See “ - Recent Dispositions” for $40 $80 $1 2 0 $1 6 0 $2 0 0 ($ in millions) BALLOON PAYMENTS DUE FOR THE TWELVE MONTHS ENDING JUNE 30,

◆ 15 LEASE MATURITY PROFILE Twelve Months Ending June 30, Number of Expiring Leases Contractual Rental Income Under Expiring Leases % of Contractual Rental Income Represented by Expiring Leases Approximate Square Feet Subject to Expiring Leases (1) 2022 23 5,306,061 7.7 1,090,713 2023 20 5,694,495 8.2 908,381 2024 30 8,656,732 12.5 1,118,622 2025 24 6,736,593 9.8 757,045 2026 12 3,142,205 4.6 513,675 2027 15 4,226,846 6.1 595,577 2028 16 9,784,730 14.2 1,719,537 2029 12 6,423,041 9.3 1,179,417 2030 5 3,171,852 4.6 437,747 2031 9 4,723,672 6.8 682,850 2032 & Beyond 26 11,177,384 16.2 1,355,090 192 $69,043,611 100.0% 10,358,654 (1) Excludes an aggregate of 356,821 square feet of vacant space; 57,653 square feet of such vacant space in Philadelphia, PA was sold on July 1, 2021. See “ - Recent Dispositions” for additional information regarding the sale of this property.

◆ 16 STABLE OCCUPANCY (1)(2) 98. 1% 98. 8% 99. 6% 98. 6% 98. 3% 97. 3% 99. 3% 97. 8% 96. 8% 97. 0% 80 . 0% 90 . 0% 10 0 . 0% 2011 2012 2013 2014 2015 (1) As at December 31 (2) Based on square footage, including 100% of our unconsolidated joint ventures 20 1 6 20 1 7 20 1 8 20 1 9 20 2 0 At June 30, 2021: Occupancy – 96.7%

◆ 17 STRONG RENTAL INCOME (1)(2) $59.2 $62 .8 $70.6 $78.8 $75.9 $83.8 $81.9 $35 $45 $55 $65 $75 $85 20 1 4 20 1 5 20 1 6 20 1 7 20 1 8 20 1 9 20 2 0 (1) As at December 31 (2) Rental income reflects, for all periods presented, the adoption of Financial Accounting Standards Board Accounting Standards Codification 842 ($ in millions) For the Six Months Ended June 30, 2021: $41.0M

2020 ◆ 18 ACQUISITION TRACK RECORD $107.5 $56.8 $95 .2 (1) $118.6 $43.2 $79.5 $49.3 $28.3 $0 $20 $40 $60 $80 $1 0 0 $1 2 0 2013 2014 2015 2016 (1) Includes our 50% share of an unconsolidated joint venture property in Manahawkin, NJ 20 1 7 2 0 1 8 20 1 9 ($ in millions) ACQUISITIONS PER YEAR

RECENT ACQUISITIONS [1]

ONE LIBERTY PROPERTIES, INC.

Date Acquired	Property Type	Tenant (or d/b/a)	MSA	State	Current Lease Expiration	Purchase Price (in '000s)	Yield[2]
05/27/21	Industrial	Pureon Inc.	South Charlotte	NC	05/31/27	$ 7,000	7.8%
02/24/20	Industrial	FedEx	Northwest Arkansas	AR	07/23/27	$19,150	6.4%
02/20/20	Industrial	Creative Office Environments	Richmond	VA	09/30/34	$ 9,100	7.8%
10/23/19	Industrial	The Door Mill	Phoenix	AZ	06/30/24	$ 3,000	7.3%
10/03/19	Industrial	Cosentino North America	Savannah	GA	03/31/29	$ 6,400	7.2%
09/13/19	Industrial	Continental Hydraulics	Minneapolis	MN	02/28/33	$ 8,000	7.3%
07/24/19	Industrial	Nissan North America, Inc.	Troup County	GA	12/31/28	$ 5,200	6.6%
06/26/19	Industrial	International Flora Technologies	Phoenix	AZ	06/30/29	$ 8,650	7.4%
06/18/19	Industrial	Betz Mechanical Supply / Steve Davis Sales	Philadelphia	PA	05/31/24 - 09/17/23	$ 6,200	7.6%
05/30/19	Industrial	Echo, Inc.	Chicago	IL	01/31/24	$ 3,800	7.8%
05/30/19	Industrial	Zwanenberg Food Group / Metro Carpets	Nashville	TN	03/31/23 - 10/31/24	$ 8,000	7.0%

(1) 2020 and 2019 acquisitions were paid with cash – see "-*Recent Mortgages*" for subsequent financing on certain properties
(2) Yield represents the annualized straight-line rent over the remaining term of the lease, divided by the purchase price

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RECENT DISPOSITIONS

ONE LIBERTY PROPERTIES, INC.

Date Sold	Date Acquired	Property Type	Tenant (or d/b/a)	MSA	State	Gross Sales Price (in '000s)	Net Gain (in '000s)
07/12/21	09/27/06	Restaurant	Texas Roadhouse	Savannah	GA	$ 2,692	$ 1,602[1]
07/01/21	10/24/14	Retail	Vacant [2]	Philadelphia	PA	$ 8,300	$ 1,299[3]
06/17/21	10/07/10	Retail	Whole Foods	West Hartford	CT	$40,510	$21,491
12/15/20	11/17/10	Retail	PetSmart	Houston	TX	$ 4,013	$ 1,067
12/15/20	11/17/10	Retail	Guitar Center	Houston	TX	$ 5,212	$ 1,645
07/01/20	03/31/04	Retail	CarMax	Knoxville	TN	$18,000	$10,316
03/02/20	06/18/08	Retail	Lanier Realty, Inc.	Savannah	GA	$ 825	$ 242[4]
02/11/20	11/30/04	Retail	Hobby Lobby	La Crosse County	WI	$ 7,115	$ 4,252
12/10/19	08/06/13	Other	Assisted Living	Austin	TX	$16,600	$ 435
10/21/19	06/30/98	Retail	Aaron's Inc.	Houston	TX	$ 1,675	$ 218
08/29/19	08/02/16	Other	The Briarbrook Apartments	Wheaton	IL	$12,066	$ 1,530
08/23/19	05/19/04	Office Supply	Office Depot / JoAnn Stores	Athens	GA	$ 6,050	$ 1,045

(1) Represents 100% of the gain on the sale of a portion of the land owned by an unconsolidated joint venture in which we have a 50% interest. Our share of the gain was approximately $801,000.
(2) In 2020, we incurred approximately $581,000 of carrying costs (including $373,000 of principal and interest payments) related to this vacant property
(3) Represents 100% of the gain on the sale of a property owned by a consolidated joint venture in which we had a 90% interest. Our share of the gain was approximately $1.2 million.
(4) Represents 100% of the gain on the sale of a property owned by an unconsolidated joint venture in which we had a 50% interest. Our share of the gain was $121,000.

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◆ 21 RECENT MORTGAGES Date Financed Property Type Tenant (or d/b/a) MSA State Amount (in ‘000s) Mortgage Maturity Interest Rate 05/27/21 Industrial Pureon Inc. South Charlotte NC $ 4,500 06/01/27 3.25% 03/16/20 Industrial FedEx Northwest Arkansas AR $12,500 07/01/27 3.63% 03/13/20 Industrial Creative Office Environments Richmond VA $ 5,700 04/01/35 3.54% 12/11/19 Industrial Cosentino North America Savannah GA $ 4,100 01/01/30 3.80% 11/20/19 Industrial Continental Hydraulics Minneapolis MN $ 5,000 12/01/33 3.68% 10/29/19 Industrial Nissan North America, Inc. Troup County GA $ 3,200 12/01/28 4.00% 10/11/19 (1) Industrial Mitsubishi Electric Power Products New York NY $ 2,599 09/10/24 3.49% 10/03/19 Industrial International Flora Technologies Phoenix AZ $ 5,190 11/01/30 4.10% 09/04/19 Industrial Betz Mechanical Supply / Steve Davis Sales Philadelphia PA $ 4,075 10/01/29 4.05% 07/01/19 Industrial Zwanenberg Food Group / Metro Carpets Nashville TN $ 5,200 08/01/29 3.95% (1) This mortgage was a refinance

ACQUISITION CASE STUDY – INDUSTRIAL PUREON INC.

ONE LIBERTY PROPERTIES, INC.

- In May 2021, acquired an industrial building in **Monroe, NC** (South Charlotte MSA).
- The **93,170 SF** building is net leased to Pureon, Inc.
- The property is well located in the rapidly growing Charlotte suburb of Monroe – 7 miles south of the I-485 beltway.
- The 24' concrete tilt up building was completed in 1998, featuring 8 dock doors and 1 drive-in door.
- Pureon (FKA Eminess Technologies) is a manufacturer of advanced high quality surface polishing materials for high tech industries including semi-conductors, optics, electronics, medical devices and luxury goods industries.
  - In 2020, the tenant extended their lease for 7 years at this facility.
  - The lease provides for 3.0% annual rent increases.

Purchase Price	$ 7,000,000
Mortgage(1)	(4,500,000)
Net Equity Invested	$ 2,500,000
Year 1 Base Rent	$ 506,760
Interest Expense – 3.25%(1)	(144,500)
Net Cash to OLP	$ 362,260
Return on Equity	**14.49%**


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Pureon Inc – Monroe, NC (South Charlotte MSA)

(1) Mortgage with an interest rate of 3.25% closed simultaneously with the acquisition

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ACQUISITION CASE STUDY – INDUSTRIAL CREATIVE OFFICE ENVIRONMENTS Purchase Price $ 9,100,000 Mortgage (1) (5,700,000) Net Equity Invested $ 3,400,000 Year 1 Base Rent $ 598,708 Interest Expense – 3.54% (1) (199,450) Net Cash to OLP $ 399,258 Return on Equity 11.74% Creative Office Environments - – Ashland, VA (Richmond MSA) (1) Mortgage with an interest rate of 3.54% closed in March 2020 In February 2020, acquired via sale - leaseback, an industrial warehouse facility in Ashland, VA (Richmond MSA). The 88,003 SF Class A building is net leased to Creative Office Environments of Richmond LLC. The property is well located with immediate proximity to Interstate - 95 where 60% of the US population is within a two - day delivery radius. The 32 ’ clear concrete tilt wall building was completed in 2007 , featuring 8 dock doors and 1 drive - in door . The property serves as the headquarters and primary distribution center for Creative Office Environments . Creative Office Environments was founded in 1995 and serves as a workplace solutions and technology provider with clients in the corporate, education, healthcare and government sectors. ڏ 23

ACQUISITION CASE STUDY – INDUSTRIAL FEDEX In February 2020, acquired an industrial distribution center in Lowell, AR (Northwest Arkansas MSA). The 248,370 SF building is net leased to FedEx Ground. The property is well situated in the middle of the MSA with excellent access to Interstate - 49. The 28 - 30’ clear metal and concrete building was completed in 2017, featuring 63 dock doors and 8 drive - in doors. The property was a build - to - suit and is the sole FedEx Ground facility serving the Northwest Arkansas MSA. FedEx Ground reported revenue of $30.5 billion for the twelve - months ended May 31, 2021 – an 34% increase over the prior year. Purchase Price $ 19,150,000 Mortgage (1) (12,500,000) Net Equity Invested $ 6,650,000 Year 1 Base Rent $ 1,230,498 Interest Expense – 3.63% (1) (448,000) Net Cash to OLP $ 782,498 Return on Equity 11.77% FedEx – Lowell, AR (Northwest Arkansas MSA) (1) Mortgage with an interest rate of 3.63% closed in March 2020 ڏ 24

DISPOSITION CASE STUDY – RETAIL WHOLE FOODS – WEST HARTFORD, CT In October 2010, acquired a net leased store in West Hartford, CT for $20.55 million. The 47,174 SF building is leased to Whole Foods Market Group, Inc. and guaranteed by Whole Foods Market, Inc. Assumed debt at closing of $13.0 million and refinanced the property in March 2016 pulling out $5.8 million in additional loan proceeds. In August 2017 – Amazon acquired Whole Foods Market for $13.7 billion. Property sold in June 2021 for $40.5 million with less than five years remaining on the lease. Sale resulted in a tax gain to OLP of $21.0 million Whole Foods – West Hartford, CT ڏ 25 Purchase Price $ 20,550,000 Gross Sales Price $ 40,510,140 Internal Rate of Return to OLP 20.0%

SUMMARY – WHY OLP? ڏ 26 ڏ 26 Fundamentals – focused real estate company Disciplined track record over various economic cycles Active net lease strategy – continued emphasis on industrial properties Experienced management team Alignment of interests - significant insider ownership

ڏ 27 APPE N DICES

ڏ 28 TOP TENANTS’ PROFILES

HAVERTYS FURNITURE – TENANT PROFILE

ONE LIBERTY PROPERTIES, INC.

- Tenant: **Haverty Furniture Companies, Inc.** (NYSE: HVT) (Source: Tenant's website)
  - Full-service home furnishing retailer founded in 1885
  - Public company since 1929
  - 120 showrooms in 16 states in the Southern and Midwestern regions
  - Weathered economic cycles, from recessions to depressions to boom times
  - Total assets of $708 million and stockholders' equity of $270 million at 3/31/2021
- Represents **7.0%** of contractual rental income



HAVER

Haverty – Cedar Park, TX (Austin MSA)

- **11 properties** aggregating **611,930 SF**
  - Duluth (Atlanta), GA
  - Wichita, KS
  - Lexington, KY
  - Amarillo, TX
  - Virginia Beach, VA
  - Fayetteville (Atlanta), GA[(1)]
  - Cedar Park (Austin), TX
  - Tyler, TX
  - Richmond, VA
  - Newport News, VA
  - Bluffton (Hilton Head), SC
- In June 2021, Havertys signed new leases which, among other things, extended the leases of ten of the eleven properties beyond their August 2022 scheduled expiration.
  - Generally, the lease extensions run for four to nine years from the August 2022 expiration date.
  - OLP agreed to invest up to $3.1M for tenant improvements, of which $1.5M was paid in June 2021.
  - Contractual rental income for the years ended December 31, will be:
    - 2021 : $4.8M
    - 2022 : $4.2M[(2)]
    - 2023 : $3.9M [(2)]
    - 2024 : $4.0M

(1) This property's lease was not extended past August 2022
(2) Reflects rent credits of $400K and $100K in 2022 and 2023, respectively

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◆ 30 FEDEX – TENANT PROFILE Tenant: Operating Subsidiaries of FedEx Corporation (NYSE: FDX) (Source: Tenant’s website) » World’s largest express transportation company with service to more than 220 countries » FedEx Corporation employs more than 500,000 team members worldwide through a portfolio of companies which include FedEx Express and FedEx Ground » FedEx Ground Package System, Inc. is the leading North American provider for ground and small package delivery and operates 591 facilities and 77,000 vehicles » Total assets of $82.8 billion and stockholders’ equity of $24.2 billion at 5/31/2021 6 properties represents 5.2% of contractual rental income and 678,595 SF % of Contractual Rental Income 1 . 8% 1 . 3% 1 . 0% 0 . 4% 0 . 4% Lowell, AR: Delport, MO: Indianapolis, IN: Durham, NC: Pinellas Park, FL: Miamisburg, OH: 0.3% Representative: FedEx – Lowell, AR » Location: 400N Goad Springs Road, Lowell, AR ; » Features 240,469 SF of warehouse space, and over 7,900 SF of office space » Building: 248,370 SF on 30.18 acres of land » Lease expires July 23, 2027 FedEx – Lowell, AR (Northwest Arkansas MSA)

◆ 31 LA FITNESS – TENANT PROFILE Tenant: LA Fitness International LLC (Source: Tenant’s website) » Operates over 700 clubs in 21 states » Founded in 1984 and is headquartered in Irvine, CA 3 properties represents 4.7% of contractual rental income and 141,663 SF % of Contractual Rental Income Representative: LA Fitness – Secaucus, NJ » Location: 485 Harmon Meadow Blvd, Secaucus, NJ ; 4 miles west of Manhattan; » Features 2 million SF of office space, 7 hotels and over 1 million SF of retail space » Building: 44,863 SF on 1.23 acres of land » Lease expires February 28, 2030 LA Fitness – Secaucus, NJ Secaucus, NJ: Tuc k er, G A : Ha m i l to n , O H: 2 . 2% 1 . 4% 1 . 1%

◆ 32 NORTHERN TOOL & EQUIPMENT – TENANT PROFILE Tenant: Northern Tool & Equipment (Source: Tenant’s website) » Distributor and retailer of industrial grade and personal use power tools and equipment » Over 100 retail stores in the U.S. » Acquired The Sportsman’s Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain » Class A, 30’ clearance building is situated 18 miles south of downtown Charlotte, NC off Interstate - 77 Represents 4.3% of contractual rental income Location : 1850 Banks Road, Fort Mill, SC » Building: 701,595 SF on 40.0 acres of land » Lease expires April 30, 2029 Northern Tool & Equipment – Fort Mill, SC

◆ 33 L3 HARRIS TECHNOLOGIES – TENANT PROFILE Tenant: L3 Harris Technologies, Inc. (NYSE: LHX) (Source: Tenant’s website) » US based defense technology company » In 2019, L3 Technologies and Harris Corporation merged to form L3 Harris Technologies - the 6 th largest US defense company by revenues » The merged company currently has a market cap of $45 billion Represents 4.0% of contractual rental income Location : 435 Moreland Road, Hauppauge, NY » Building: 201,614 SF on 12.4 acres » Lease expires September 30 , 2033 L3 Harris Technologies, Inc. – Hauppauge, NY

ڏ 34 GAAP RECONCILIATION

GAAP RECONCILIATION The following table provides a reconciliation of net income per share of common stock (on a diluted basis) in accordance with GAAP to FFO and AFFO 6 Months Ended June 30, ڏ 35 Years Ended December 31, 2021 2020 2019 2018 2017 GAAP net income attributable to One Liberty Properties, Inc. $1.26 $1.33 $ 0.88 $ 1.05 $ 1.28 Add: depreciation & amortization of properties 0.54 1.12 1.11 1.24 1.12 Add: our share of depreciation & amortization of unconsolidated JVs 0.01 0.03 0.03 0.04 0.05 Add: impairment loss - 0.02 - - 0.01 Add: amortization of deferred leasing costs 0.01 0.02 0.02 0.02 0.02 Deduct: gain on sale of real estate (1.03) (0.85) (0.22) (0.27) (0.53) Deduct: equity in earnings from sale of unconsolidated JV properties - (0.01) - (0.10) - Adjustments for non - controlling interests - - 0.02 0.04 (0.01) NAREIT funds from operations per share of common stock $0.79 $1.66 $ 1.84 $ 2.02 $ 1.94 Deduct: straight - line rent accruals & amortization of lease intangibles (0.02) (0.08) (0.10) (0.07) (0.07) Deduct: our share of straight - line rent accruals & amortization of lease intangibles of unconsolidated JVs - - - (0.03) - Deduct: lease termination fee income (0.01) - (0.05) (0.02) - Add: amortization of restricted stock compensation 0.14 0.23 0.20 0.18 0.17 Add: prepayment costs on debt 0.04 0.06 0.04 - - Add: amortization & write - off of deferred financing costs 0.02 0.05 0.05 0.05 0.05 Deduct: income on insurance recoveries from casualty loss - (0.02) - - - Adjustments for non - controlling interests - - - - - Adjusted funds from operations per share of common stock $0.96 $1.90 $ 1.98 $ 2.13 $ 2.09

NON - GAAP FINANCIAL MEASURES ڏ 36 ڏ 36 One Liberty compute funds from operations, or FFO, in accordance with the “White Paper on Funds From Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT’s related guidance. FFO is defined in the White Paper as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write - downs of certain real estate assets and investments in entities where the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. In computing FFO, One Liberty does not add back to net income the amortization of costs in connection with its financing activities or depreciation of non - real estate assets. One Liberty computes adjusted funds from operations, or AFFO, by adjusting from FFO for our straight - line rent accruals and amortization of lease intangibles, deducting lease termination fees and adding back amortization of restricted stock and restricted stock unit compensation expense, amortization of costs in connection with its financing activities (including our share of our unconsolidated joint ventures), income on insurance recoveries from casualties and debt prepayment costs. Since the NAREIT White Paper does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another. One Liberty believes that FFO and AFFO are useful and standard supplemental measures of the operating performance for equity REITs and are used frequently by securities analysts, investors and other interested parties in evaluating equity REITs, many of which present FFO and AFFO when reporting their operating results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate assets, which assumes that the value of real estate assets diminish predictability over time. In fact, real estate values have historically risen and fallen with market conditions. As a result, management believes that FFO and AFFO provide a performance measure that when compared year over year, should reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, interest costs and other matters without the inclusion of depreciation and amortization, providing a perspective that may not be necessarily apparent from net income. Management also considers FFO and AFFO to be useful in evaluating potential property acquisitions. FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. FFO and AFFO and should not be considered an alternative to net income as a reliable measure of our operating performance; nor should FFO and AFFO be considered an alternative to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO and AFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization, capital improvements and distributions to stockholders. Management recognizes that there are limitations in the use of FFO and AFFO. In evaluating our performance, management is careful to examine GAAP measures such as net income and cash flows from operating, investing and financing activities.